Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Reinsurance Group of America, Incorporated and subsidiaries, (the “Company”), for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Axel André, Chief Financial Officer of the Company, certifies, to his best knowledge and belief, pursuant to Securities Exchange Rule 13a-14(b) and 18 U.S.C. Section 1350, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2025

/s/ Axel André
Axel André
Executive Vice President &
Chief Financial Officer